SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 20, 2008
AFS SenSub Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-140931	88-0475154

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)
Registrant’s telephone number including area code — (817) 302-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Description of the Securities and the Auto Loans
          The Registrant, as Depositor, and AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), plan to cause AmeriCredit Automobile Receivables Trust 2008-A-F (the “Trust”), a newly formed issuing entity, to issue $160,000,000 Class A-1 2.6936% Asset Backed Notes, $100,000,000 Class A-2-A 4.47% Asset Backed Notes, $139,000,000 Class A-2-B Floating Rate Asset Backed Notes, $153,000,000 Class A-3 5.68% Asset Backed Notes and $198,000,000 Class A-4 6.96% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate, on May 29, 2008. The Notes will be registered under the Registration Statement filed by the Registrant and AFS SenSub Corp. with the Securities and Exchange Commission under the file number 333-146701.
          The Notes, which evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts secured by new and used automobiles, light duty trucks and vans financed thereby, will be sold to Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of May 20, 2008 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub Corp. (or the Registrant) and Deutsche Bank Securities Inc., as representative of the Underwriters. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes. A form of the Underwriting Agreement was filed as an Exhibit to the Registration Statement.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:
          1.1 Underwriting Agreement, dated as of May 20, 2008, among AmeriCredit, as Sponsor, AFS SenSub Corp., as Seller, and Deutsche Bank Securities Inc., as representative of the Underwriters.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F
By:	AmeriCredit Financial Services, Inc., as Sponsor
By:	/s/ J. Michael May
	Name:	J. Michael May
	Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: May 21, 2008

3

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of May 20, 2008, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and Deutsche Bank Securities Inc., as representative of the Underwriters.

4